American National Group Inc.
March 31, 2025
Financial Supplement

Financial Summary (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	QoQ	YoY	2025	2024	YTD
Income
GAAP net income (loss)	$(236)	$638	$(299)	$244	$113	(137)%	(309)%	$(236)	$113	(309)%
Distributable operating earnings (a)	392	424	360	253	199	(8)%	97%	392	199	97%

Balance Sheet
Total assets	$123,434	$121,221	$123,659	$118,618	$37,339	2%	231%	$123,434	$37,339	231%
Total liabilities	113,389	111,193	113,677	109,361	31,272	2%	263%	113,389	31,272	263%
Total equity	10,045	10,028	9,982	9,257	6,067	—%	66%	10,045	6,067	66%
Total common stockholders' equity (a)	9,374	9,265	9,132	8,385	5,959	1%	57%	9,374	5,959	57%
Total adjusted common stockholders' equity (a)	9,684	9,360	8,624	8,120	6,038	3%	60%	9,684	6,038	60%

	Twelve Months Ended March 31, 2025
Annuity investment spread	1.8%
Note: “NM” represents changes that are not meaningful.
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

GAAP Balance Sheet (Dollars in millions)

	Historical Data		Percentage Change
	March 31, 2025	December 31, 2024	YTD
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value	$49,290	$47,292	4%
Equity securities, at fair value	1,086	1,142	(5)%
Mortgage loans on real estate, at amortized cost	11,675	12,117	(4)%
Other invested assets	24,639	20,204	22%
Total investments	86,690	80,755	7%

Cash and cash equivalents	7,520	11,330	(34)%
Accrued investment income	764	761	—%
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	10,783	10,631	1%
Reinsurance recoverables and deposit assets	9,943	10,055	(1)%
Intangible assets	1,569	1,545	2%
Other assets	4,912	4,801	2%
Separate account assets	1,253	1,343	(7)%
Total assets	$123,434	$121,221	2%

Liabilities
Future policy benefits	$9,629	$9,170	5%
Policyholders' account balances	84,606	83,079	2%
Policy and contract claims	1,908	1,867	2%
Market risk benefits	4,066	3,655	11%
Unearned premium reserve	944	1,044	(10)%
Long term borrowings	2,959	2,957	—%
Funds withheld for reinsurance liabilities	3,197	3,321	(4)%
Other liabilities	4,827	4,757	1%
Separate account liabilities	1,253	1,343	(7)%
Total liabilities	113,389	111,193	2%

Equity
Preferred stock	588	685	(14)%
Additional paid-in capital	7,571	7,569	—%
Accumulated other comprehensive income (loss), net of taxes	670	340	97%
Retained earnings	1,133	1,356	(16)%
Non-controlling interests	83	78	6%
Total equity	10,045	10,028	—%
Total liabilities and equity	$123,434	$121,221	2%

GAAP Income Statement (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	QoQ	YoY	2025	2024	YTD
Revenues
Premiums	$889	$2,482	$888	$1,005	$1,144	(64)%	(22)%	$889	$1,144	(22)%
Other policy revenue	149	153	208	184	112	(3)%	33%	149	112	33%
Net investment income	1,275	1,232	1,024	924	448	3%	185%	1,275	448	185%
Investment related gains (losses)	(4)	(186)	(128)	2	(34)	98%	88%	(4)	(34)	88%
Other income	30	33	12	—	—	(9)%	100%	30	—	100%
Total revenue	2,339	3,714	2,004	2,115	1,670	(37)%	40%	2,339	1,670	40%

Benefits and Expenses
Policyholder benefits and claims incurred	888	2,399	846	1,030	1,086	(63)%	(18)%	888	1,086	(18)%
Interest sensitive contract benefits	512	677	523	390	155	(24)%	230%	512	155	230%
Amortization of DAC, DSI and VOBA	318	290	289	199	161	10%	98%	318	161	98%
Change in FV of insurance-related derivatives and embedded derivatives	199	(440)	344	21	(19)	145%	NM	199	(19)	NM
Change in fair value of market risk benefits	361	(295)	134	139	19	222%	NM	361	19	NM
Total benefits	2,278	2,631	2,136	1,779	1,402	(13)%	62%	2,278	1,402	62%
Operating expenses	275	214	228	335	103	29%	167%	275	103	167%
Interest expense	44	51	49	43	22	(14)%	100%	44	22	100%
Total benefits and expenses	2,597	2,896	2,413	2,157	1,527	(10)%	70%	2,597	1,527	70%
Income tax expense (benefit)	(55)	167	(77)	(289)	29	(133)%	(290)%	(55)	29	(290)%
Net income (loss)	(203)	651	(332)	247	114	(131)%	(278)%	(203)	114	(278)%
Less: Net income (loss) attributable to noncontrolling assets	3	2	(44)	(8)	1	50%	200%	3	1	200%
Net income (loss) attributable to American National Group Inc. stockholders	(206)	649	(288)	255	113	(132)%	(282)%	(206)	113	(282)%
Less: Preferred stock dividends and redemption (a)	30	11	11	11	—	173%	100%	30	—	100%
Net income (loss) attributable to American National Group Inc. common stockholder	$(236)	$638	$(299)	$244	$113	(137)%	(309)%	$(236)	$113	(309)%
(a)Preferred stock dividends and redemption for Q1 2025 includes a non-recurring $19 million impact related to the redemption of the Series A preferred stock.

Distributable Operating Earnings Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	QoQ	YoY	2025	2024	YTD
Net income (loss)	$(236)	$638	$(299)	$244	$113	(137)%	(309)%	$(236)	$113	(309)%
Net investment gains (losses), including reinsurance funds withheld	104	965	(128)	(361)	(4)	(89)%	NM	104	(4)	NM
Mark-to-market on insurance contracts and other net assets	582	(1,300)	835	577	55	145%	958%	582	55	958%
Deferred income tax expense (recovery)	(142)	68	(105)	(355)	28	(309)%	(607)%	(142)	28	(607)%
Depreciation	52	28	25	17	6	86%	767%	52	6	767%
Transaction costs	32	25	32	131	1	26%	NM	32	1	NM
Distributable operating earnings (a)	$392	$424	$360	$253	$199	(8)%	97%	$392	$199	97%

Pre-Tax Distributable Operating Earnings by Segment
Annuity	$407	$346	$404	$291	$105	18%	288%	$407	$105	288%
Property & casualty (P&C)	64	81	27	(10)	49	(21)%	31%	64	49	31%
Life	32	41	52	56	57	(22)%	(44)%	32	57	(44)%
Pre-tax segment distributable operating earnings (a)	503	468	483	337	211	7%	138%	503	211	138%
Corporate and other DOE	(24)	(40)	(51)	(27)	14	39%	(271)%	(24)	14	(271)%
Tax expense	(87)	(4)	(72)	(57)	(26)	NM	(235)%	(87)	(26)	(235)%
Distributable operating earnings	$392	$424	$360	$253	$199	(8)%	97%	$392	$199	97%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

Adjusted Equity Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	QoQ	YoY	2025	2024	YTD
Total equity	$10,045	$10,028	$9,982	$9,257	$6,067	—%	66%	$10,045	$6,067	66%
Non-controlling interests	(83)	(78)	(165)	(187)	(108)	(6)%	23%	(83)	(108)	23%
Equity available to preferred stockholders	(588)	(685)	(685)	(685)	—	14%	(100)%	(588)	—	(100)%
Total common stockholders' equity (a)	9,374	9,265	9,132	8,385	5,959	1%	57%	9,374	5,959	57%
Accumulated other comprehensive income (AOCI)	(670)	(340)	(1,481)	(445)	59	(97)%	NM	(670)	59	NM
Accumulated impact of mark-to-market losses (gains) on derivatives and insurance contracts	980	435	973	180	20	125%	NM	980	20	NM
Total adjusted common stockholders' equity (a)	$9,684	$9,360	$8,624	$8,120	$6,038	3%	60%	$9,684	$6,038	60%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

Invested Assets (Dollars in millions)

	March 31, 2025			December 31, 2024
	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)
Invested Assets
Investments:
U.S. treasury and government	$88	$90	$(2)	$86	$87	$(1)
U.S. states and political subdivisions	3,184	3,120	64	3,182	3,174	8
Foreign governments	1,172	1,160	12	1,539	1,566	(27)
Corporate debt securities	31,494	31,132	362	30,918	30,869	49
Residential mortgage-backed securities	741	711	30	854	836	18
Commercial mortgage-backed securities	2,817	2,760	57	2,687	2,646	41
Collateralized debt securities	6,872	6,842	30	5,067	5,023	44
Total fixed maturity, available-for-sale	46,368	45,815	553	44,333	44,201	132

Equity securities:
Common and preferred stock	1,064	1,071	(7)	1,120	1,176	(56)
Private equity and other	4	4	—	4	4	—
Total equity securities	1,068	1,075	(7)	1,124	1,180	(56)

Other investments:
Mortgage loans on real estate, net of allowance	11,606	11,605	1	12,055	12,055	—
Private loans, net of allowance	6,082	6,082	—	5,653	5,653	—
Real estate and real estate partnerships	4,998	4,998	—	4,992	4,992	—
Investments funds	3,037	3,037	—	3,015	3,015	—
Policy loans	265	265	—	274	274	—
Short-term investments	8,017	8,017	—	4,176	4,176	—
Other invested assets	2,175	2,175	—	2,014	2,014	—
Total investments, net of coinsurance funds withheld investments	83,616	83,069	547	77,636	77,560	76
Coinsurance funds withheld investments (a)	3,074	3,020	54	3,119	3,086	33
Total investments	$86,690	$86,089	$601	$80,755	$80,646	$109
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments (Dollars in millions)

	March 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Assets with NAIC Designation
Fixed maturities, available-for-sale, at fair value:
1	$26,026	30%	$25,699	32%
2	18,437	21%	16,521	21%
3	1,300	2%	1,473	2%
4	329	—%	329	—%
5	105	—%	117	—%
6	7	—%	2	—%
Total fixed maturities, available-for-sale	46,204	53%	44,141	55%

Assets without NAIC Designation
Fixed maturities, at fair value	164	—%	192	—%
Equity securities, at fair value	1,068	1%	1,124	1%
Mortgage loans	11,606	13%	12,055	15%
Private Loans	6,082	7%	5,653	7%
Real estate and real estate partnerships	4,998	6%	4,992	6%
Investment funds	3,037	4%	3,015	4%
Policy loans	265	—%	274	—%
Short-term investments	8,017	9%	4,176	5%
Other invested assets	2,175	3%	2,014	3%
	37,412	43%	33,495	41%
Total investments, net of coinsurance funds withheld investments	83,616	96%	77,636	96%
Coinsurance funds withheld investments (a)	3,074	4%	3,119	4%
Total investments	$86,690	100%	$80,755	100%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments - Detail (Dollars in millions)

	March 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Available-for-sale:
U.S. treasury and government (a)	$88	—%	$86	—%
U.S. states and political subdivisions (a)	3,184	6%	3,182	7%
Foreign governments (a)	1,172	2%	1,539	3%
Corporate debt securities	31,494	64%	30,918	65%
Residential mortgage-backed securities	741	2%	854	2%
Commercial mortgage-backed securities	2,817	6%	2,687	6%
Collateralized debt securities	6,872	14%	5,067	11%
Total fixed maturities, available-for-sale, net of coinsurance funds withheld investments	46,368	94%	44,333	94%
Coinsurance funds withheld investments (b)	2,922	6%	2,959	6%
Total fixed maturities, available-for-sale	$49,290	100%	$47,292	100%

Corporate debt securities
NAIC designation
1	$14,734	47%	$14,708	48%
2	15,715	50%	14,707	48%
3	621	2%	1,051	3%
4	230	1%	260	1%
5	54	—%	62	—%
6	—	—%	—	—%
Total U.S. corporate debt securities (c)	$31,354	100%	$30,788	100%

Residential mortgage-backed securities
NAIC designation
1	$720	97%	$806	95%
2	4	1%	7	1%
3	4	1%	27	3%
4	12	1%	11	1%
5	1	—%	2	—%
6	—	—%	1	—%
Total Residential mortgage-backed securities	$741	100%	$854	100%

Commercial mortgage-backed securities
NAIC designation
1	$2,432	87%	$2,339	89%
2	188	7%	184	7%
3	108	4%	37	2%
4	36	1%	34	1%
5	30	1%	30	1%
6	1	—%	1	—%
Total Commercial mortgage-backed securities (d)	$2,795	100%	$2,625	100%

Credit Quality of Investments - Detail (Dollars in millions)

	March 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Collateralized debt securities
NAIC designation
1	$4,074	59%	$3,417	68%
2	2,211	32%	1,306	26%
3	537	8%	324	6%
4	49	1%	19	—%
5	—	—%	1	—%
6	—	—%	—	—%
Total Collateralized debt securities (e)	$6,871	100%	$5,067	100%
(a)Over 95% of available-for-sale fixed maturity U.S. treasury and government, U.S. states and political subdivisions, and foreign governments securities are rated NAIC 1 or 2.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes residual tranche securities that are not rated with a carrying value of $116 million at March 31, 2025 and $102 million at December 31, 2024. Also excludes $24 million of investments in variable interest entities not directly held by American National Group Inc. at March 31, 2025 and $28 million at December 31, 2024.
(d)Excludes residual tranche securities that are not rated with a carrying value of $39 million at December 31, 2024. Also excludes $22 million of investments in variable interest entities not directly held by American National Group Inc. at March 31, 2025 and $23 million at December 31, 2024.
(e)Excludes $1 million of investments in variable interest entities not directly held by American National Group Inc. at March 31, 2025.

Mortgage Loans (Dollars in millions)

	March 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans
Agricultural	$446	5%	$447	5%
Apartment	2,268	25%	2,276	24%
Hotel	1,160	13%	1,246	13%
Industrial	1,609	18%	1,846	19%
Office	1,410	15%	1,425	15%
Parking	287	3%	326	3%
Retail	1,555	16%	1,572	16%
Storage	159	2%	176	2%
Other	215	2%	200	2%
Total commercial mortgage loans, net of coinsurance funds withheld investments (a)	9,109	99%	9,514	99%
Coinsurance funds withheld investments (b)	70	1%	62	1%
Total commercial mortgage loans	$9,179	100%	$9,576	100%

Non-performing commercial mortgage loans
Total non-performing commercial mortgage loans	$121	1%	$117	1%
(a)Total commercial mortgage loans, net of coinsurance funds withheld investments excludes the allowance for credit losses of $143 million and $146 million at March 31, 2025 and December 31, 2024, respectively.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Mortgage Loans - Exposure (Dollars in millions)

	March 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by LTV
0-50%	$3,100	34%	$3,297	35%
50-60%	3,042	34%	3,055	33%
60-70%	2,333	26%	2,654	28%
70% +	453	5%	314	3%
Total commercial mortgage loans, net of coinsurance funds withheld investments (a)	8,928	99%	9,320	99%
Coinsurance funds withheld investments (b)	70	1%	62	1%
Total commercial mortgage loans (c)	$8,998	100%	$9,382	100%

Average LTV	45%		49%

	March 31, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by CM Rating
CM1	$3,634	40%	$3,777	40%
CM2	3,120	34%	3,176	34%
CM3	1,880	21%	2,047	22%
CM4	177	2%	186	2%
CM5	—	—%	84	1%
CM6	68	1%	49	—%
CM7	49	1%	1	—%
Total commercial mortgage loans, net of coinsurance funds withheld investments (a)	8,928	99%	9,320	99%
Coinsurance funds withheld investments (b)	70	1%	62	1%
Total commercial mortgage loans (c)	$8,998	100%	$9,382	100%

Median CM Rating	CM2		CM2
(a)Total commercial mortgage loans, net of coinsurance funds withheld investments excludes the allowance for credit losses of $143 million and $146 million at March 31, 2025 and December 31, 2024, respectively.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes $181 million and $194 million investments in variable interest entities not directly held by American National Group Inc.’s regulated insurance entities at March 31, 2025 and December 31, 2024, respectively.

Financial Strength and Credit Ratings (Dollars in millions)

Financial Strength Ratings
	AM Best	Standard & Poor's	Fitch	Line of Business	March 31, 2025 Statutory Liability Balance
American Equity Life Insurance Company	A	A	A-	Life & retirement	$58,022
American National Insurance Company	A	A	A	Life & retirement	30,375
Eagle Life Insurance Company	A	A	A-	Life & retirement	3,854
American National Life Insurance Company of New York	A	A	A	Life & retirement	2,048
American Equity Life Insurance Company of New York	A	-	A-	Life & retirement	80
American National Property and Casualty Company	A	-	-	Property & casualty	1,118
Farm Family Casualty Insurance Company	A	-	-	Property & casualty	1,151
United Farm Family Insurance Company	A	-	-	Property & casualty	117
American National General Insurance Company	A	-	-	Property & casualty	64
American National Lloyds Insurance Company	A	-	-	Property & casualty	45
American National County Mutual Insurance Company	A	-	-	Property & casualty	11
American National Life Insurance Company of Texas	A	-	-	Life & retirement	12
Garden State Life Insurance Company	A u	-	-	Life & retirement	5

Credit ratings
American National Group Inc.	-	BBB	BBB+

Capitalization (Dollars in millions)

	Amount	% Total Capitalization	Facility Ratings (S&P / Fitch)	Rates	Issue Date	Maturity
Term Loan	$1,297	11%		SOFR + 1.25%	May 2024	May 2027
Senior Unsecured Bonds - 144A	497	4%	BBB / BBB	6.144%	June 2022	June 2032
Senior Unsecured Bonds - SEC Registered	486	4%	BBB / BBB	5.00%	June 2017	June 2027
Senior Unsecured Bonds - SEC Registered	595	5%	BBB / BBB	5.75%	October 2024	October 2029
Subordinated Debentures	84	1%		5.00%	October 1999	June 2047
Total Long Term Borrowings	2,959	25%

Perpetual Preferred Shares - Series B (a)	296	2%	BB+ / BB+	6.63%	June 2020	Perp rate reset
Perpetual Preferred Shares - Series D	292	2%	BB+ / BB+	7.38%	January 2025	Perpetual
Total Common Stockholders' Equity	9,457	77%
Total Equity	10,045	81%
Accumulated Other Comprehensive Income (AOCI)	670	5%
Non-Controlling Interests (NCI)	83	1%
Total Equity, Excluding AOCI and NCI (b)	9,292	75%
Total Capitalization, Excluding AOCI and NCI (b)	$12,251	100%
(a)Rate will be reset to 6.30% plus 5 year Treasury Index effective September 1, 2025.
(b)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

Annuity Investment Spread (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	QoQ	YoY	2025	2024	YTD
Non-GAAP net investment income (a)	$1,238	$1,083	$1,021	$740	$282	14%	339%	$1,238	$282	339%
Cost of funds	924	748	616	449	178	24%	419%	924	178	419%
Total net investment spread	$314	$335	$405	$291	$104	(6)%	202%	$314	$104	202%

Average invested assets	$80,139	$74,356	$69,878	$70,233	$26,991	8%	197%	$80,139	$26,991	197%

	Twelve months ended March 31, 2025
Yield on net invested assets	5.5%
Aggregate cost of funds	3.7%
Total net investment spread	1.8%

(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21. The net impact of the adjustments disclosed on page 21 were $37 million in Q1 2025, $149 million in Q4 2024, $3 million in Q3 2024, $184 million in Q2 2024, and $166 million in Q1 2024.

Reconciliation of Benefits and Expenses to Cost of Funds (Dollars in millions)

	Historical Data					Year-to-Date
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	2024	2023
US GAAP benefits and expenses	$2,597	$2,896	$2,413	$2,157	$1,527	$2,597	$1,527
Premiums	(889)	(2,482)	(888)	(1,005)	(1,144)	(889)	(1,144)
Product charges	(149)	(153)	(208)	(184)	(112)	(149)	(112)
Change in fair value of insurance-related derivatives and embedded derivatives	(199)	440	(344)	(21)	19	(199)	19
Change in fair value of MRB - capital market impacts	(268)	429	(123)	(115)	(19)	(268)	(19)
Policy and other operating expenses	(101)	(337)	(169)	(95)	(16)	(101)	(16)
Premiums, benefits and expenses on non-annuity segments	(67)	(45)	(65)	(288)	(77)	(67)	(77)
Total adjustments to arrive at cost of funds	(1,673)	(2,148)	(1,797)	(1,708)	(1,349)	(1,673)	(1,349)
Total annuity cost of funds (a)	$924	$748	$616	$449	$178	$924	$178
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

Annuity Sales (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	QoQ	YoY	2025	2024	YTD
Gross Annuity Sales
Retail
Fixed Index	$1,835	$1,797	$2,027	$1,483	$167	2%	999%	$1,835	$167	999%
Fixed Rate	1,043	916	1,799	1,522	695	14%	50%	1,043	695	50%
Variable (a)	46	16	17	14	16	188%	188%	46	16	188%
Total Retail Annuities	2,924	2,729	3,843	3,019	878	7%	233%	2,924	878	233%

Institutional
Pension Risk Transfer	382	1,918	289	273	671	(80)%	(43)%	382	671	(43)%
Funding Agreements	500	—	—	—	—	100%	100%	500	—	100%
Total Institutional Annuities	882	1,918	289	273	671	(54)%	31%	882	671	31%

Total Gross Annuity Sales (b)	3,806	4,647	4,132	3,292	1,549	(18)%	146%	3,806	1,549	146%
Ceded	(7)	(3)	(10)	(25)	—	(133)%	(100)%	(7)	—	(100)%
Total Net Annuity Sales	$3,799	$4,644	$4,122	$3,267	$1,549	(18)%	145%	$3,799	$1,549	145%
(a)Variable sales represent additional premiums on previously issued policies.
(b)American Equity gross annuity sales for the year ended December 31, 2024 were $8,425 million. American Equity gross annuity sales from the acquisition on May 2, 2024 to December 31, 2024 were $5,217 million which is included in the table above.

Surrender Charge Exposure (Dollars in millions)

	Q1 2025		Q4 2024
	Account Value (a)	Average Surrender Charge	Account Value (a)	Average Surrender Charge
Years of surrender charge remaining (b)
No surrender charge remaining	$9,700	—%	$8,430	—%
Greater than 0 to less than 3	13,075	4%	13,665	4%
3 to less than 6	15,555	7%	15,822	7%
6 to less than 9	25,016	12%	24,225	12%
9 or greater	12,802	13%	12,123	13%
	$76,148	8%	$74,265	8%
(a)Account value excludes claims in-course of settlement, the life line of business, and single premium immediate annuities.
(b)The weighted average years remaining in the protected surrender charge period is approximately 6 years.

Legal Notice
This document has been prepared solely for the information of investors. This document does not purport to provide complete and current information about American National Group Inc. (“ANGI”) or a complete description of ANGI and the risks of investing in ANGI (including risks described in offering documents previously provided to investors). Under no circumstances is this document or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and no part of this document or any information or statement contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. By reading or reviewing this document, you agree to be bound by the following limitations.
You should not rely on this document as the basis on which to make any investment decision. Neither this document nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of ANGI.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.
The summary descriptions and other information included in this document are intended only for informational purposes and convenient reference. The information contained in this document is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Past performance is not indicative of future results.
The statements contained in this document are made as of the date of the release of this report, unless another time is specified in relation to them, and access to this document at any given time shall not give rise to any implication that there has been a change in the facts set forth in this document since that date. Certain information set forth in this document has been developed internally or obtained from sources believed by ANGI to be reliable; however, ANGI does not give any representation or warranty (express or implied) as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.

Non-GAAP Financial Disclosures
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures together with the relevant US GAAP measures provides information that may enhance a user’s understanding of our results of operations and the underlying profitability drivers of our business. These measures should be considered supplementary to our results in accordance with US GAAP and should not be view as a substitute for the corresponding US GAAP measures.
Distributable Operating Earnings
Distributable operating earnings (“DOE”) is a non-GAAP measure used by management to assess operating results and the performance of the business. DOE is defined as net income after applicable taxes, excluding the impact of depreciation and amortization, deferred income taxes related to basis and other changes, and breakage and transaction costs, as well as certain investment and insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits and change in market risk benefits. DOE is inclusive of returns on equity invested in certain variable interest entities and our share of adjusted earnings from our investments in certain associates. DOE is a measure of operating performance that is not calculated in accordance with, and does not have any standardized meaning prescribed by GAAP. DOE is, therefore, unlikely to be comparable to similar measures presented by other issuers. We believe our presentation of DOE is useful to investors because it supplements investors’ understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of DOE also provides investors enhanced comparability of our ongoing performance across years.
Total Equity, Excluding AOCI and NCI, Total Capitalization, Excluding AOCI and NCI, and Total Adjusted Common Stockholders’ Equity
Total equity, excluding AOCI and NCI and total capitalization, excluding AOCI and NCI are non-GAAP measures based on stockholders’ equity excluding the effect of AOCI and NCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. NCI is excluded in order to provide a view of equity and capitalization attributable to American National Group Inc.
Total adjusted common stockholder's equity is a non-GAAP financial measure based on common stockholders' equity excluding the impact of AOCI and the accumulated after tax impact of certain adjustments related to mark-to market gains and losses on derivatives and insurance contracts. These adjustments primarily include certain insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits, and changes in market risk benefits. We believe our presentation of this non-GAAP metric is useful to investors because it supplements investors' understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of this non-GAAP metric provides investors enhanced comparability of our ongoing performance across years.
Non-GAAP Net Investment Income
Non-GAAP net investment income is comprised of GAAP net investment income adjusted to exclude net investment income on non-annuity segments, exclude depreciation on investment real estate, include mark to market gain/loss on alternative investments, include realized gain/loss on certain investments, and include the tax benefit of tax exempt investment income.
Annuity Cost of Funds
Annuity cost of funds is a non-GAAP measure which includes liability costs related to cost of crediting on fixed deferred and fixed indexed annuities as well as other liability costs. Cost of crediting on fixed deferred annuities is the interest credited to the policyholders on our fixed strategies. Cost of crediting on fixed indexed annuities is the cost of option purchased to fund the index credit and the impact of over or under hedging for the index credits. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit fair value changes, and operating expenses net of premiums and product charge revenue. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.